                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                          MFS Multimarket Income Trust

                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.


[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                        MFS(R) MULTIMARKET INCOME TRUST

                500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116


               NOTICE OF THE 1997 ANNUAL MEETING OF SHAREHOLDERS


                          TO BE HELD OCTOBER 16, 1997



The 1997 Annual Meeting of Shareholders of MFS Multimarket Income Trust (the "Trust") will be held at 500 Boylston Street, Boston, Massachusetts, on Thursday, October 16, 1997, at 9:30 a.m. for the following purposes:



ITEM 1. To elect William J. Poorvu, Arnold D. Scott, Jeffrey L. Shames and David B. Stone as Trustees of the Trust;



ITEM 2. To ratify the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1997; and


ITEM 3. To transact such other business as may properly come before the Meeting and any adjournments thereof.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.


Only shareholders of record on August 18, 1997 will be entitled to vote at the Meeting.


                                           STEPHEN E. CAVAN, Secretary and Clerk


August 29, 1997


YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED, ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE.

                                PROXY STATEMENT


This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS Multimarket Income Trust (the "Trust") to be used at the 1997 Annual Meeting of Shareholders (the "Meeting") to be held at 9:30 a.m. on Thursday, October 16, 1997 at 500 Boylston Street, Boston, Massachusetts, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, State Street Bank and Trust Company, P.O. Box 592, Boston, Massachusetts 02102, or delivered at the Meeting. On August 18, 1997, there were outstanding 92,879,488 shares of the Trust. Shareholders of record at the close of business on August 18, 1997, will be entitled to one vote for each share held.



The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about August 29, 1997. A copy of the Trust's Annual Report and its most recent Semi-Annual Report succeeding the Annual Report may be obtained without charge by contacting MFS Service Center, Inc., the Trust's transfer and shareholder servicing agent (the "Shareholder Servicing Agent"), P.O. Box 2281, Boston, MA 02107-9906, or by telephone toll-free at (800) 637-2304.


ITEM 1--ELECTION OF TRUSTEES


Under the provisions of the Trust's Declaration of Trust, the Trustees are divided into three classes each having a term of three years. It is intended that proxies not limited to the contrary will be voted in favor of William J. Poorvu, Arnold D. Scott, Jeffrey L. Shames and David B. Stone, each as Trustee of the class whose term will expire at the 2000 annual meeting of shareholders (or special meeting in lieu thereof). Messrs. Poorvu, Scott, Shames and Stone are currently Trustees of the Trust.


The following table presents certain information regarding the Trustees of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a Trustee's name indicates that he is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust's investment adviser and that he has been affiliated with the investment adviser for more than five years.


                                                                                              SHARES OF
                                                                                             TRUST OWNED
                                                                                            BENEFICIALLY
                                                                                                AS OF
NAME, AGE, POSITION WITH TRUST, PRINCIPAL OCCUPATION            FIRST BECAME      TERM       AUGUST 14,        PERCENT
AND OTHER DIRECTORSHIPS(1)                                       A TRUSTEE      EXPIRING       1997(2)       OF CLASS(3)
                                                                ------------    --------  -----------------  -----------

A. KEITH BRODKIN*, 62, Chairman, Chief Executive Officer and
  Trustee; Massachusetts Financial Services Company,
  Chairman, Chief Executive Officer and Chief Investment
  Officer.                                                           1987          1999        15,957.0         0.0172%

RICHARD B. BAILEY*, 70, Trustee; Private Investor;
  Massachusetts Financial Services Company, former Chairman
  and Director (prior to September 30, 1991); Cambridge
  Bancorp, Director; Cambridge Trust Company, Director.              1987          1999         1,868.0         0.0020%

PETER G. HARWOOD, 71, Trustee; Private Investor.                     1993          1998             0.0         0.0000%

J. ATWOOD IVES, 61, Trustee; Eastern Enterprises (diversified
  services company), Chairman and Chief Executive Officer.           1992          1998         1,000.0         0.0012%

LAWRENCE T. PERERA, 62, Trustee; Hemenway & Barnes
  (attorneys), Partner.                                              1987          1998         1,715.8         0.0019%

                                                                                              SHARES OF
                                                                                             TRUST OWNED
                                                                                            BENEFICIALLY
                                                                                                AS OF
NAME, AGE, POSITION WITH TRUST, PRINCIPAL OCCUPATION            FIRST BECAME      TERM       AUGUST 14,        PERCENT
AND OTHER DIRECTORSHIPS(1)                                       A TRUSTEE      EXPIRING       1997(2)       OF CLASS(3)
                                                                ------------    --------  -----------------  -----------

WILLIAM J. POORVU, 62, Trustee; Harvard University Graduate
  School of Business Administration, Adjunct Professor; CBL &
  Associates Properties, Inc. (real estate investment trust),
  Trustee; The Baupost Fund (registered investment company),
  Vice Chairman and Trustee (since November 1993), Chairman
  and Trustee (prior to November 1993).                              1987          1997         3,225.8         0.0035%

CHARLES W. SCHMIDT, 69, Trustee; Private Investor; OHM Corpo-
  ration, Director; Mohawk Paper Company, Director.                  1987          1999         1,561.2         0.0017%

ARNOLD D. SCOTT*, 54, Trustee; Massachusetts Financial Ser-
  vices Company, Senior Executive Vice President, Director
  and Secretary.                                                     1993          1997           294.4         0.0003%

JEFFREY L. SHAMES*, 42, Trustee; Massachusetts Financial
  Services Company, President and Director.                          1993          1997             0.0         0.0000%

ELAINE R. SMITH, 51, Trustee; Independent Consultant; Brigham
  and Women's Hospital, Executive Vice President and Chief
  Operating Officer (prior to September 1992).                       1992          1999           154.7         0.0002%

DAVID B. STONE, 69, Trustee; North American Management Corp.
  (investment adviser), Chairman; Eastern Enterprises
  (diversified services company), Director.                          1989          1997         6,400.0         0.0069%

All Trustees and officers as a group                                                           43,673.2         0.0473%


---------------

(1) Directorships or Trusteeships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").

(2) Numbers are approximate and include, where applicable, shares owned by a Trustee's or officer's spouse or minor children or shares which were otherwise reported by the Trustee or officer as "beneficially owned" under SEC rules.


(3) Percentage of shares outstanding on August 14, 1997. All shares are held with sole voting and investment power, except to the extent that such powers may be shared by a family member or a trustee of a family trust.



All Trustees serve as Trustees of 23 funds within the MFS fund complex advised by Massachusetts Financial Services Company ("MFS" or the "Adviser"), investment adviser to the Trust, except for Messrs. Bailey, Scott and Shames, who serve as Trustees of 81 funds within the MFS fund complex, and Mr. Brodkin, who serves as Trustee of 101 funds within the MFS fund complex. Messrs. Bailey and Brodkin are also directors of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"). MFS is a subsidiary of Sun Life of Canada (U.S.), which is a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada. Messrs. Brodkin, Scott and Shames are "interested persons" of the Trust because each person is an officer and director of MFS; Mr. Bailey is considered an "interested person" of the Trust because he is a director of Sun Life of Canada (U.S.). Messrs. Brodkin, Scott and Shames each owns shares of common stock of MFS.


The Trust pays each Trustee who is not an officer of MFS a fee of $9,000 per year plus $500 per meeting and per committee meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. In addition, each

Trustee who is not an officer of the Adviser will be entitled to receive certain benefits pursuant to the Trust's retirement plan. Under this plan, each such Trustee (or his or her beneficiaries) will be entitled to receive an annual retirement or death benefit in an amount of up to 50% of such Trustee's average annual compensation, depending on the Trustee's length of service. Set forth below is certain information concerning the cash compensation paid to these Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

                           TRUSTEE COMPENSATION TABLE


                                               RETIREMENT           ESTIMATED
                                                 BENEFIT          CREDITED YEARS       TOTAL TRUSTEE
                                             ACCRUED AS PART     OF SERVICE UNDER     FEES FROM TRUST
                           TRUSTEE FEES         OF TRUST            RETIREMENT           AND FUND
        TRUSTEE            FROM TRUST(1)       EXPENSE(1)            PLAN(2)            COMPLEX(3)
-----------------------    -------------     ---------------     ----------------     ---------------
Richard B. Bailey             $14,000            $ 4,292               8                 $ 247,168
A. Keith Brodkin                  -0-                -0-              N/A                      -0-
Peter G. Harwood               15,500              2,925               5                   105,995
J. Atwood Ives                 14,500              4,625              17                    98,750
Lawrence T. Perera             14,500              9,000              21                    98,310
William J. Poorvu              15,000              9,667              21                   102,840
Charles W. Schmidt             15,000              8,833              14                   105,995
Arnold D. Scott                   -0-                -0-              N/A                      -0-
Jeffrey L. Shames                 -0-                -0-              N/A                      -0-
Elaine R. Smith                15,000              4,435              27                   105,995
David B. Stone                 16,000              6,650              11                   108,710



---------------


(1) For fiscal year ended October 31, 1996.

(2) Based on normal retirement age of 73.

(3) For calendar year 1996. All Trustees receiving compensation served as Trustees of 23 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $21.2 billion), except Messrs. Bailey, Scott and Shames, who serve as Trustees of 81 funds within the MFS fund complex, and Mr. Brodkin, who serves as Trustee of 101 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).


         ESTIMATED ANNUAL BENEFITS PAYABLE BY TRUST UPON RETIREMENT(4)


  AVERAGE                           CREDITED YEARS OF SERVICE
TRUSTEE FEES     ---------------------------------------------------------------
 FROM TRUST           3                5                7            10 OR MORE
------------     ------------     ------------     ------------     ------------
  $ 12,600          $   1,890        $   3,150        $   4,410        $   6,300
    13,600              2,040            3,400            4,760            6,800
    14,600              2,190            3,650            5,110            7,300
    15,600              2,340            3,900            5,460            7,800
    16,600              2,490            4,150            5,810            8,300
    17,600              2,640            4,400            6,160            8,800


---------------

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

The Board of Trustees of the Trust met six times during its last fiscal year. The Board has a standing Audit Committee, currently composed of Ms. Smith and Messrs. Harwood, Poorvu, Schmidt and Stone, which met four times during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent public accountants for the Trust, to approve all significant services proposed to be performed by its independent public accountants and to consider the possible effect of such services on their independence. The Board has created a Nominating Committee, composed of Ms. Smith and Messrs. Harwood, Ives, Perera, Poorvu, Schmidt and Stone, to select and to recommend to the entire Board of Trustees nominees for election as Trustee of the Trust to fill vacancies with persons who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee did not meet during the Trust's last fiscal year. The Nominating Committee has not adopted a policy regarding shareholder recommendations as to nominees.



REQUIRED VOTE. Approval of this matter as to any nominee will require the affirmative vote of a plurality of the Trust's outstanding shares voting at the Meeting in person or by proxy.


ITEM 2--RATIFICATION OF SELECTION OF ACCOUNTANTS


It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, of Ernst & Young LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Trust required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending October 31, 1997. Ernst & Young LLP has no direct or material indirect interest in the Trust.



Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.


REQUIRED VOTE. Ratification of this matter will require the affirmative vote of a majority of the Trust's outstanding shares voting at the Meeting on this matter in person or by proxy.

INVESTMENT ADVISER


The Trust engages as its investment adviser MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a subsidiary of Sun Life of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, which is in turn an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H1J9.


MANNER OF VOTING PROXIES


All proxies received by the Trust will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted for the election of Messrs. Poorvu, Scott, Shames and Stone as Trustees of the Trust (if still available for election) and for ratification of the selection of Ernst & Young LLP as independent public accountants.


All proxies voted, including proxies that reflect (i) broker non-votes (if a broker has voted on any item before the meeting), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted toward establishing a quorum. Passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Neither withholding authority to vote nor abstentions nor broker non-votes will have any effect on the outcome of the voting on any matter.

The Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matter comes before the Meeting, it is the Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF CERTAIN PROPOSALS


Proposals of shareholders which are intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Trust on or prior to May 1, 1998.



SECTION 16(a)--BENEFICIAL OWNERSHIP REPORTING COMPLIANCE



Section 16(a) of the Securities Exchange Act of 1934 requires trustees, directors and certain directors and certain officers of the Trust and the Adviser, and persons who own more than ten percent of the Trust's shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file.



Based solely on review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Trust with respect to its most recent fiscal year, or written representations that no Forms 5 were required, the Trust believes that, during the year ended October 31, 1996, all Section 16(a) filing requirements applicable to Trustees, directors and certain officers of the Trust and the Adviser and greater than ten percent beneficial owners were complied with.


ADDITIONAL INFORMATION

To obtain the necessary representation at the Meeting, solicitations may be made by mail, telephone, or interview by Corporate Investor Communications, Inc. ("CIC") or its agents, as well as by officers of the Trust, employees of the Adviser and securities dealers by whom shares of the Trust have been sold. It is anticipated that the total cost of any such solicitations, if made by CIC or its agents, would be approximately $9,500 plus out-of-pocket expenses, and if made by any other party, would be nominal.

The expense of solicitations as well as the preparation, printing and mailing of the enclosed form of proxy, and this Notice and Proxy Statement, will be borne by the Trust.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

August 29, 1997                                     MFS MULTIMARKET INCOME TRUST

                               MFS(R) MULTIMARKET

                                  INCOME TRUST

                              500 Boylston Street

                          Boston, Massachusetts 02116

             ------------------------------------------------------

                                Proxy Statement

                          For the 1997 Annual Meeting

                         of Shareholders to be held on

                                October 16, 1997

             ------------------------------------------------------



         MFS(R) MULTIMARKET
            INCOME TRUST
    500 Boylston Street, Boston,
         Massachusetts 02116

     THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUSTEES OF
                       MFS(R) MULTIMARKET INCOME TRUST

        PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 16, 1997


The undersigned hereby appoints JAMES R. BORDEWICK, JR., A. KEITH BRODKIN, STEPHEN E. CAVAN, and W. THOMAS LONDON, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1997 Annual Meeting of Shareholders of MFS MULTIMARKET INCOME TRUST, to be held at 500 Boylston Street, Boston, Massachusetts, on Thursday, October 16, 1997, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.


WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEM 2. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

               --------------------------------------------------------------------------------
---------------  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.  ----------------
               --------------------------------------------------------------------------------

Please sign this proxy exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
---------------------------------------------------------------------------------------------------------------


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                       With-  For All
                               For     hold   Except                                                          For  Against  Abstain
  1.) ELECTION OF TRUSTEES.    [ ]     [ ]     [ ]                   2.) RATIFICATION OF SELECTION OF         [ ]     [ ]     [ ]
                                                                         ACCOUNTANTS.
      Nominees:
      WILLIAM J. POORVU, ARNOLD D. SCOTT, JEFFREY L. SHAMES
                      AND DAVID B. STONE

      IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A  PARTICULAR
      NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE
      THROUGH THAT NOMINEE'S NAME. YOUR SHARES WILL BE VOTED FOR
      THE REMAINING NOMINEES.

                                                    ----------------
      Please be sure to sign and date this Proxy    Date
  ------------------------------------------------------------------


                                                                            RECORD DATE SHARES:
  --- Shareholder sign here ----------- Co-owner sign here ---------
